UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2016

RUTH’S HOSPITALITY GROUP, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-51485

Delaware	72-1060618
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1030 W. Canton Avenue, Ste. 100

Winter Park, FL 32789

(Address of principal executive offices, including zip code)

(407) 333-7440

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On July 29, 2016, Ruth’s Hospitality Group, Inc. (the “Company”) issued a press release announcing its earnings results for its fiscal second quarter ended June 26, 2016. A copy of the press release is attached hereto as Exhibit 99.1 and furnished herewith.

The information in this Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 2.02 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing~~.~~

Item 7.01. Regulation FD Disclosure

On July 29, 2016, the Company announced that its Board of Directors has approved the declaration of a quarterly cash dividend of $0.07 per share, payable August 25, 2016, to all common shareholders of record as of the close of business on August 11, 2016.

A copy of the press release announcing the dividend is attached hereto as Exhibit 99.1 and furnished herewith.

Item 9.01. Financial Statements and Exhibits

Exhibit 99.1 Press Release issued by Ruth’s Hospitality Group, Inc., dated July 29, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUTH’S HOSPITALITY GROUP, INC.

Date: July 29, 2016	By:	/s/ Arne G. Haak
Arne G. Haak
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Ruth’s Hospitality Group, Inc., dated July 29, 2016.

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